Accounts Receivable, Net - Schedule of accounts receivable (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2022 USD ($)
Accounts receivable, net:
Accounts receivable	¥ 419,779	¥ 258,156
Allowance for expected credit losses:
Balance at the beginning of the year	(9,817)	(14,329)
Additional provision charged to expenses	(6,675)	667
Write-off	1,852	3,845
Balance at the end of the year	(14,640)	(9,817)
Total	¥ 405,139	¥ 248,339	$ 58,740